Exhibit g(3)

Appendix "B"
To
Custodian Agreement
Between
The Bank of new York and Each of the Investment
Companies Listed on Appendix "A" thereto
Dated as of March 18, 1999

 The following is a list of Additional Custodians, Special
Subcustodians and Foreign Subcustodians under the Custodian Agreement dated as of December 1, 1994 (the "Custodian Agreement"):
A. Additional Custodians
CUSTODIAN           PURPOSE
Bank of New York    FICASH
                    FITERM
B.  Special Subcustodians:
SUBCUSTODIAN           PURPOSE
Bank of New York       FICASH
Chemical Bank, N.A.    Third Party Repurchase Agreements*

Citibank, N.A.         Global Bond Certificates**



____________________________
* Chemical Bank, N.A. will act as Special Subcustodian with respect to third party repurchase agreements for the following Portfolios only:

FUND                                    PORTFOLIO
Fidelity Institutional Cash Portfolios  U.S. Treasury Portfolio II
Fidelity Hereford Street Trust          Spartan Money Market Fund
Fidelity Select Portfolios              Money Market Portfolio
Fidelity Union Street Trust II          Fidelity Daily Income Trust
                                        Spartan World Money Market Fund
Fidelity Phillips Street Trust          Fidelity Cash Reserves

** Citibank, N.A. will act as Special Subcustodian with respect to Global Bond Certificates for

Fidelity Advisor Series VIII:           Fidelity Advisor Strategic Income Fund only.

C.  Foreign Subcustodians:

COUNTRY                             FOREIGN SUBCUSTODIAN                             DEPOSITORY
Argentina                           BankBoston, N.A., Buenos Aires                   Caja de Valores, S.A.
                                                                                     Central de Registracion y
                                                                                     Liquidacion de Instrumentos de
                                                                                     Endendamiento Publico (CRYL)

Australia                           Australia and New Zealand Banking                Austraclear Limited
                                    Group Ltd. (ANZ), Melbourne

                                    National Australia Bank Ltd., Melbourne          The Reserve Bank Information and
                                    Commonwealth Custodian Services Limited          Transfer System (RITS)

                                                                                     The Clearing House Electronic
                                                                                     Sub-register system

Austria                             Creditanstalt - Bankverein,                      Osterreichische Kontrollbank
                                    Vienna                                           Aktiengesellschaft (OEKB)

Bahrain                             British Bank of the Middle East (BBME)

Bangladesh                          Standard Chartered Bank PLC, Dhaka               None

Belgium                             Banque Bruxelles Lambert,                        Caisse Interprofessionnelle de Depot
                                    Brussels                                         et de Virement de Titres (CIK);
                                                                                     Banque Nationale de Belgique

Bermuda                             Bank of Bermuda Ltd. (BBL)

Botswana                            Stanbic Bank Botswana Ltd., Gabarone             None

Brazil                              BankBoston, N.A.,                                Sao Paulo Stock Exchange
                                    Sao Paulo                                        (BOVESPA/CALISPA); Sistema
                                                                                     Especial de Liquidacao e Custodia
                                                                                     (SELIC);
                                                                                     Rio de Janeiro Exchange (BVRJ);
                                                                                     Camara de Liquidacao e Custodia
                                                                                     S.A (CLC);
                                                                                     Central de Custodia e Liquidacao
                                                                                     Financeira de Titulos (CETIP)

Bulgaria                            ING Bank N.V. (ING)                              The Central Depository AD (and)
                                                                                     Bulgarian National Bank

Canada                              Royal Bank of Canada                             Canadian Depository for Securities,
                                                                                     Ltd. (CDS)

Chile                               BankBoston, N.A., Santiago                       Deposito Central de Valores (DCV)

China- Shanghai                     Standard Chartered Bank, Shanghai                Shanghai Securities Central Clearing
                                                                                     & Registration Corp. (SSCCRC)

China- Shenzhen                     Standard Chartered Bank, Shenzhen                Shenzhen Securities Central Clearing
                                                                                     Co. (SSCC)

Colombia                            Cititrust Colombia S.A., Sociedad Fiduciaria,    Deposito Central de Valores (DCV);
                                    Bogota                                           Deposito Centralizado de Valores
                                                                                     (DECEVAL)

Cyprus                              Bank of Cyprus

Czech Republic                      Ceskoslovenska Obchodnibanka,                    Securities Center (SCP);
                                    S.A., Prague                                     Czech National Bank

Denmark                             Den Danske Bank, Copenhagen                      Vaerdipapircentralen-VP Center

Ecuador                             Citibank, N.A., Quito                            None

Egypt                               Citibank, N.A., Cairo                            Misr for Clearing, Settlement &
                                                                                     Depository (MCSD)

Finland                             Merita Bank Ltd., Helsinki                       Finnish Central Securities
                                                                                     Depository Limited (CSD)

France                              Banque Paribas, Paris                            SICOVAM;
                                                                                     Banque de France
                                    Credit Commercial de France, Paris

Germany                             Dresdner Bank AG, Frankfurt                      Deutsche Borse Clearing (DBC)

Ghana                               Merchant Bank (Ghana) Ltd., Accra                None

Greece                              National Bank of Greece, S.A.                    Apothetirio Titlon A.E.

                                                                                     The Bank of Greece

Hong Kong                           The Hongkong & Shanghai Banking                  Central Clearing & Settlement
                                                                                     System (CCASS)

                                                                                     The Central Money Markets Unit
                                                                                     (CMU)

Hungary                             Citibank Budapest Rt.                            Central Depository & Clearing House
                                                                                     (Budapest) Ltd. (KELER Ltd.)

India                               Hongkong & Shanghai Banking Corp. Ltd.,          National Securities Depository
                                    Mumbai                                           Limited (NSDL)

                                    Deutsche Bank AG, Mumbai

Indonesia                           Hongkong & Shanghai Banking Corp. Ltd.,          None
                                    Jakarta

Ireland                             Allied Irish Banks, plc., Dublin                 Gilt Settlement Office (GSO);
                                                                                     CREST

Israel                              Bank Leumi Le-Israel, B.M., Tel Aviv             Tel-Aviv Stock Exchange
                                                                                     (TASE) Clearinghouse Ltd.

Italy                               Banca Commerciale Italiana, Milan                Monte Titoli S.p.A.;
                                    Banque Paribas, Milan                            Banca d'Italia

Ivory Coast                         Societe Generale de Banques
                                    en Cote d'Ivoire, Abidjan

Japan                               Yasuda Trust & Banking Co. Ltd.                  Japan Securities Depository Center
                                    Fuji Bank, Ltd., Tokyo                           (JASDEC);
                                    Bank of Tokyo - Mitsubishi, Ltd., Tokyo          Bank of Japan

Jordan                              British Bank of the Middle East, Jordan, Amman   None

Kenya                               Stanbic Bank Kenya Ltd., Nairobi                 The Central Bank of Kenya

Lebanon                             British Bank of the Middle East, Beirut          Midclear
                                                                                     The Central Bank of Lebanon

Luxembourg                          Banque Internationale a Luxembourg, Luxembourg   None

                                    Banque et Caisse d'Epargne de l'Etat Luxembourg,
                                    Luxembourg

Malaysia                            Hongkong Bank Malaysia Berhad,                   Malaysian Central Depository Sdn.
                                    Kuala Lumpur                                     Bhd. (MCD)

Mauritius                           HongKong & Shanghai Banking Corp., Ltd.          The Central Depository &
                                    Port Louis                                       Settlement Co. Ltd. (CDS)

Mexico                              Banco Nacional de Mexico S.A., Mexico, D.F.      Institucion para el Deposito de
                                                                                     Valores- S.D. INDEVAL, S.A. de
                                                                                     C.V.

Morocco                             Banque Commerciale du Maroc, Casablanca          MAROCLEAR

Namibia                             Standard Bank Namibia Ltd., Windhoek             None

Netherlands                         MeesPierson N.V.                                 Nederlands Centraal Instituut voor
                                                                                     Giraal Effectenverkeer  BV
                                                                                     (NECIGEF)/KAS Associatie, N.V.
                                                                                     (KAS)

New Zealand                         Australia and New Zealand Banking                New Zealand Securities Depository
                                    Group Ltd. (ANZ)                                 Limited (NZCDS)

Norway                              Den norske Bank, Oslo                            Verdipapirsentralen (VPS)

Oman                                British Bank of the Middle East (BBME)           Muscat Securities Market
                                                                                     The Central Depository Company of
                                                                                     Pakistan

Pakistan                            Standard Chartered Bank, Karachi                 None

Peru                                Citibank, N.A., Lima                             Caja de Valores (CAVAL)

Philippines                         Hongkong & Shanghai Banking Corp. Ltd.,          The Philippines Central Depository
                                    Manila                                           Inc. (PCD)

Poland                              Bank Handlowy W. Warzawie, S.A., Warsaw          National Depository of Securities;
                                                                                     National Bank of Poland

Portugal                            Banco Comercial Portugues, S.A.,                 Central de Valores Mobiliaros
                                    Lisbon                                           (Interbolsa)

Romania                             ING Bank N.V., Bucharest                         National Company for Clearing,
                                                                                     Settlement & Depository for
                                                                                     Securities (SNCDD)

                                                                                     Bucharest Stock Exchange (BSE)
                                                                                     National Bank of Romania

Russia                              Credit Suisse First Boston (Moscow) Ltd.         Moscow Interbank Currency
                                                                                     Exchange Clearinghouse (MICEX)
                                    United Export Bank, Moscow                       National Depository Center
                                                                                     Rosvneshtorgbank

Singapore                           United Overseas Bank, Singapore                  Central Depository Pte Ltd. (CDP)

                                    The Development Bank of Singapore Ltd.,          Monetary Authority of Singapore
                                    Singapore

Slovak Republic                     Ceskowslovenska Obchodna Banka, A.S.,            Stredisko Cennych Papierov (SCP);
                                    Bratislava                                       National Bank of Slovakia (NBS)

Slovenia                            Banka Creditanstalt D.D., Ljubljana              Central Klirnisko Depotna
                                                                                     Druzba d.d. (KDD)

South Africa                        Standard Bank of South Africa Ltd.,              Central Depository (Pty) Ltd. (CD)
                                    Johannesburg

South Korea                         Standard Chartered Bank, Seoul                   Korean Securities Depository (KSD)

Spain                               Banco Bilbao Vizcaya,                            Servicio de Compensacion y
                                    Madrid                                           Liquidacion de Valores (SCLV);
                                                                                     Banco de Espana

Sri Lanka                           Standard Chartered Bank, Colombo                 Central Depository System, (Pvt)
                                                                                     Limited (CDS)

Swaziland                           Stanbic Bank Swaziland Ltd., Mbabane             None

Sweden                              Skandinaviska Enskilda Banken, Stockholm         Vardepappercentralen VPC AB

Switzerland                         Bank Leu Ltd., Zurich                            Schweizerische Effecten- Giro A. G.
                                    Union Bank of Switzerland, Zurich                (SEGA)

Taiwan                              Hongkong and Shanghai Banking Corp., Ltd.,       Taiwan Securities Central Depository
                                    Taipei                                           Co., Ltd., (TSCD)

Thailand                            Standard Chartered Bank, Bangkok  ,              Thailand Securities Depository
                                                                                     Company (TSD)

                                    Bangkok Bank Public Company
                                    Limited, Bangkok

Transnational                                                                        Cedel Bank Societe Anonyme,
                                                                                     Luxembourg

                                                                                     Euroclear Clearance System
                                                                                     Societe Cooperative, Belgium

Turkey                              Citibank, N.A., Instanbul                        Takas ve Saklama A.S., (TvS);
                                    Osmanli Bankasi A.S.                             Central Bank of Turkey
                                    (Ottoman Bank) Instanbul

United Kingdom                      The Bank of New York, London                     Central Gilts Office (CGO)
                                                                                     Central Moneymarkets Office (CMO)
                                                                                     CREST

Uruguay                             BankBoston, N.A., Montevideo                     None

Venezuela                           Citibank, N.A., Caracas                          The Caja Venezolana de Valores
                                                                                     (CVV)

Zambia                              Stanbic Bank Zambia Ltd., Lusaka                 Lusaka Stock Exchange
                                                                                     Bank of Zambia

Zimbabwe                            Stanbic Bank Zimbabwe Ltd., Harare               None

      Each of the Investment Companies Listed
      on Appendix "A" to the Custodian Agreement, on Behalf of each of Their Respective Portfolios

      By:      /s/John Costello

      Name:   John Costello

      Title:  Asst. Treasurer